Exhibit 99.02

        Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Name of each exchange on which registered
Common Stock, par value $.01 per share	New York Stock Exchange and Pacific Exchange
Depositary Shares, each representing 1/5th of a share of 6.365% Cumulative Preferred Stock, Series F	New York Stock Exchange
Depositary Shares, each representing 1/5th of a share of 6.213% Cumulative Preferred Stock, Series G	New York Stock Exchange
Depositary Shares, each representing 1/5th of a share of 6.231% Cumulative Preferred Stock, Series H	New York Stock Exchange
Depositary Shares, each representing 1/5th of a share of 5.864% Cumulative Preferred Stock, Series M	New York Stock Exchange
7.125% Trust Securities (TRUPS®) of Subsidiary Trust (and registrant's guaranty with respect thereto)	New York Stock Exchange
6.950% Trust Securities (TRUPS®) of Subsidiary Trust (and registrant's guaranty with respect thereto)	New York Stock Exchange
6.00% Trust Securities (TRUPS®) of Subsidiary Trust (and registrant's guaranty with respect thereto)	New York Stock Exchange
6.10% Trust Securities (TRUPS®) of Subsidiary Trust (and registrant's guaranty with respect thereto)	New York Stock Exchange
6.00% Trust Securities (TRUPS®) of Subsidiary Trust (and registrant's guaranty with respect thereto)	New York Stock Exchange
Callable Principal-Protected Equity Linked Notes based upon the S&P500® Index Due 2006*	Chicago Board Options Exchange
Callable Equity Linked Notes based upon the TheStreet.com Internet Sector Index Due 2006*	American Stock Exchange
0.25% Notes Exchangeable for a Basket of Selected Technology Stocks, Due 2007*	American Stock Exchange
Notes Exchangeable for the Common Stock of Pfizer Inc., Due 2008*	American Stock Exchange
Principal-Protected Notes Linked to the S&P 500® Index Due 2007*	American Stock Exchange
Principal-Protected Notes Linked to the Nasdaq-100 Index® Due 2007*	American Stock Exchange
Principal-Protected Notes Linked to the Dow Jones EURO STOXX 50 Indexsm Due 2007*	American Stock Exchange

Targeted Growth Enhanced Terms Securities (TARGETSsm) of Subsidiary Trust With Respect to the Common Stock of International Business Machines Corporation*	American Stock Exchange
Stock Market Upturn Notessm Linked to the Nasdaq-100 Index® Due 2006*	American Stock Exchange
Targeted Growth Enhanced Terms Securities (TARGETSsm) of Subsidiary Trust With Respect to the Common Stock of Time Warner Inc.*	American Stock Exchange
Targeted Growth Enhanced Terms Securities (TARGETSsm) of Subsidiary Trust With Respect to the Common Stock of Cisco Systems, Inc.*	American Stock Exchange
Index LeAding StockmarkEt Return Securities (Index LASERS sm)Based Upon the Dow Jones Industrial Average Due 2008*	American Stock Exchange
Principal-Protected Equity Linked Notes Based Upon the S&P 500® Index Due 2009*	American Stock Exchange
Principal-Protected Equity Linked Notes Based Upon the Dow Jones Global Titans 50 Indexsm Due 2009*	American Stock Exchange
Targeted Growth Enhanced Terms Securities (TARGETSsm) of Subsidiary Trust With Respect to the Common Stock of Alcoa Inc.*	American Stock Exchange
Principal-Protected Equity Linked Notes Based Upon the Nasdaq-100 Index Due 2009*	American Stock Exchange
Index LeAding StockmarkEt Return Securities (Index LASERS sm) Based Upon the Nikkei 225 Stock Average Due 2008*	American Stock Exchange
Stock Market Upturn Notessm Based Upon the S&P 500® Index Due 2006*	American Stock Exchange
Principal-Protected Equity Linked Notes Based Upon the Dow Jones Industrial Averagesm Due 2009*	American Stock Exchange
Targeted Growth Enhanced Terms Securities (TARGETSsm) of Subsidiary Trust With Respect to American Depositary Receipts Representing Ordinary Shares of Nokia Corporation *	American Stock Exchange
Principal-Protected Equity Linked Notes Based Upon the S&P 500® Index Due 2010*	American Stock Exchange
Premium Mandatory Callable Equity-Linked Securities (PACERS sm)Based Upon the Common Stock of JPMorgan Chase & Co. Due 2007*	American Stock Exchange
Targeted Growth Enhanced Terms Securities (TARGETSsm) of Subsidiary Trust With Respect to the Common Stock of Newmont Mining Corporation*	American Stock Exchange

Stock Market Upturn Notessm Based Upon the Dow Jones Industrial Averagesm Due 2006*	American Stock Exchange
Targeted Growth Enhanced Terms Securities (TARGETSsm) of Subsidiary Trust With Respect to the Common Stock of Intel Corporation*	American Stock Exchange
Principal-Protected Equity Linked Notes Based Upon the Dow Jones Industrial Averagesm Due 2010*	American Stock Exchange
Principal-Protected Equity Linked Notes Based Upon the Dow Jones Global Titans 50 IndexSM Due 2010*	American Stock Exchange
Equity Linked Securities (ELKSsm) based on the Common Stock of Freeport-McMoRan Copper & Gold Inc. Due 2006*	American Stock Exchange
Principal-Protected Notes Based Upon a Group of Asian Currencies Due 2008*	American Stock Exchange
Select EQUity Indexed NoteSsm based upon the Common Stock of Altria Group, Inc. Due 2006*	American Stock Exchange
Stock Market Upturn Notessm Based Upon the Dow Jones Industrial Averagesm Due 2006*	American Stock Exchange
Equity Linked Securities (ELKS®) Based Upon the Common Stock of The Home Depot, Inc. Due 2006+	American Stock Exchange
Principal-Protected Equity Linked Notes Based Upon the S&P 500® Index with Potential Supplemental Interest at Maturity Due 2008+	American Stock Exchange
Principal-Protected Notes Based Upon a Group of Asian Currencies Due 2008+	American Stock Exchange
Select EQUity Indexed NoteSsm based upon the Common Stock of Texas Instruments Incorporated Due 2006+	American Stock Exchange
Equity Linked Securities (ELKS®) Based Upon the Common Stock of Halliburton Company Due 2006+	American Stock Exchange
Targeted Growth Enhanced Terms Securities (TARGETSsm) of Subsidiary Trust With Respect to the Common Stock of Motorola, Inc.+	American Stock Exchange
Principal-Protected Equity Linked Notes Based Upon the Russell 1000® Growth Index with Potential Supplemental Interest at Maturity Due 2009+	American Stock Exchange
Portfolio Income STrategic Opportunity NoteS Based Upon the CBOE S&P 500 BuyWrite Index Due 2010+	American Stock Exchange
Equity Linked Securities (ELKS®) Based Upon the Common Stock of The Dow Chemical Company Due 2006+	American Stock Exchange

Select EQUity Indexed NoteSsm based upon the Common Stock of eBay Inc. Due 2006+	American Stock Exchange
Premium MAndatory Callable Equity-Linked SecuRitieS (PACERSSM) Based Upon American Depositary Receipts Representing H Shares of PetroChina Company Limited Due 2008+	American Stock Exchange
Stock Market Upturn Notessm Based Upon the S&P 500® Index Due 2007+	American Stock Exchange
Principal-Protected Equity Linked Notes Based Upon the Nikkei 225 Stock Averagesm with Potential Supplemental Interest at Maturity Due 2009+	American Stock Exchange
Equity Linked Securities (ELKS®) Based Upon the Common Stock of Best Buy Co., Inc. Due 2006+	American Stock Exchange
Equity Linked Securities (ELKS®) Based Upon American Depositary Receipts Representing the Common Shares of Companhia Vale do Rio Doce Due 2006+	American Stock Exchange
Premium MAndatory Callable Equity-Linked SecuRitieS (PACERSSM) Based Upon the PHLX Oil Service SectorSM Index Due 2008+	American Stock Exchange
Targeted Growth Enhanced Terms Securities (TARGETSsm) of Subsidiary Trust With Respect to the Common Stock of Sprint Nextel Corporation+	American Stock Exchange
Index LeAding StockmarkEt Return Securities (Index LASERSSM) Based Upon the S&P 500® Index Due 2010+	American Stock Exchange
Equity LinKed Securities (ELKS®) Based Upon the Common Stock of Newmont Mining Corporation Due 2007+	American Stock Exchange

*
Issued by Citigroup Global Markets Holdings Inc. (CGMHI), or a subsidiary trust of CGMHI, and includes registrant's guaranty with respect thereto.

+
Issued by Citigroup Funding Inc. (CFI), or a subsidiary trust of CFI, and includes registrant's guaranty with respect thereto.

        Securities registered pursuant to Section 12(g) of the Securities Exchange Act of 1934: None